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                                                                   EXHIBIT 10(p)

STATE OF MISSISSIPPI

COUNTY OF HARRISON

                        AMENDMENT TO LEASE AND APPROVAL
                               OF STOCK PURCHASE

         WHEREAS, the State of Mississippi, through its duly authorized agencies, the Mississippi State Port Authority at Gulfport, and the Mississippi Department of Economic and Community Development, hereinafter referred to as Lessor, entered into a lease agreement with Gulfside Casinos, Inc., hereinafter referred to as Lessee, providing for the leasing of certain property at the Mississippi State Port Authority at Gulfport, Mississippi (the "Lease"); and

         WHEREAS, Article XXII of the Lease provides that Lessor has the right to approve of any change of ownership of Gulfside Casino, Inc.; and

         WHEREAS, Stanley B. McDonald purchased a majority of the outstanding shares of stock in Gulfside Casino, Inc. from Don Laughlin; and

         WHEREAS, Lessor does desire to give its approval of the acquisition of the majority of Gulfside Casino, Inc., stock by Stanley B. McDonald; and

         WHEREAS, Lessee changed its name to Gulfside Casino, Inc., evidenced by amended Articles of Incorporation filed on October 5, 1992; and

         WHEREAS, the parties hereto are desirous of amending the Lease Agreement in certain particulars;

         NOW, THEREFORE, in consideration of the mutual covenants and stipulations contained in the Lease, the parties do mutually contract and agree as follows:

         1. The State of Mississippi, acting through its duly authorized agencies, the Mississippi State Port Authority at Gulfport and the Mississippi Department of Economic and Community Development, does hereby approve the purchase of a majority of the shares of Gulfside Casino, Inc.'s stock by Stanley B. McDonald.

         2. The Lessee hereunder shall be Gulfside Casino, Inc., a Mississippi Corporation.

         3. The effective date of said Lease between Lessor and Gulfside Casino, Inc. shall be October 5, 1992.

         4.      The Lease shall be amended as follows:
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                                      XXII

                                    NOTICES

              LESSEE:          Gulfside Casino, Inc.
                               c/o Stanley B. McDonald
                               Suite 2200, 520 Pike Street
                               Seattle, WA 98101

                                           and

                               Hugh D. Keating, Registered Agent
                               Dukes, Dukes, Keating & Faneca, P.A.
                               P.O. Drawer W
                               Gulfport, MS 39502

         WITNESS OUR SIGNATURES, this the 25th day of October, 1992.

                                   GULFSIDE CASINO, INC.


                                   BY:         [SIG]
                                           ----------------------------------

                                   TITLE:  President



                                   MISSISSIPPI STATE FORT AUTHORITY
                                   AT GULFPORT


                                   BY:         [SIG]
                                           ----------------------------------

                                   TITLE:  President


                                   MISSISSIPPI DEPARTMENT OF
                                   ECONOMIC AND COMMUNITY
                                   DEVELOPMENT


                                   BY:         [SIG]
                                           ----------------------------------

                                   TITLE:
                                           ----------------------------------